                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 6, 1999
                    Capita Equipment Receivables Trust 1997-1

A New York                   Commission File                    I.R.S. Employer
Corporation                   No. 333-34793                     No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM 5. OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:  AUGUST 9, 1999      PAYMENT DATE:  AUGUST 16, 1999
COLLECTION PERIOD:    JULY 31, 1999


  I.  INFORMATION REGARDING THE CONTRACTS

      1.  CONTRACT POOL PRINCIPAL BALANCE
          a.       Beginning of Collection Period                    $       547,878,686.90
          b.       End of Collection Period                          $       520,782,074.16
          c.       Reduction for Collection Period                   $        27,096,612.75

      2.  DELINQUENT SCHEDULED PAYMENTS
          a.       Beginning of Collection Period                    $        10,981,098.18
          b.       End of Collection Period                          $        10,888,264.59

      3.  LIQUIDATED CONTRACTS
          a.       Number of Liquidated Contracts
                   with respect to Collection Period                                    225
                                                                              --------------
          b.       Required Payoff Amounts of Liquidated Contracts   $         2,670,960.07
          c.       Total Reserve for Liquidation Expenses            $              --
          d.       Total Liquidation Proceeds Received               $           284,048.19
          e.       Liquidation Proceeds Allocated to Owner Trust     $           265,670.66
          f.       Liquidation Proceeds Allocated to Depositor       $            18,377.53
          g.       Current Realized Losses                           $         2,405,289.41
      4.  PREPAID CONTACTS
          a.       Number of Prepaid Contracts with respect
                   to Collection Period                                                 196
                                                                              --------------
          b.       Required Payoff Amounts of Prepaid Contracts      $         2,438,194.51

      5.  PURCHASED CONTRACTS (BY TCC)
          a.       Number of Contracts Purchased by TCC with
                   respect to Collection Period                                           0
                                                                              --------------
          b.       Required Payoff Amounts of Purchased Contracts    $                 0.00

      6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                  ----------------------------------------------------------------------------------
                                                                                                                 % OF AGGREGATE
                                                     NUMBER OF               % OF          AGGREGATE REQUIRED    REQUIRED PAYOFF
                                                     CONTRACTS            CONTRACTS          PAYOFF AMOUNTS          AMOUNTS
                                                  ----------------------------------------------------------------------------------

          a.  Current                                 50,282                89.60%          $ 483,005,289.05          90.85%
          b.  31-60 days                               2,925                 5.21%          $  24,100,543.30           4.53%
          c.  61-90 days                               1,314                 2.34%          $  11,362,975.09           2.14%
          d.  91-120 days                                788                 1.40%          $   6,439,912.26           1.21%
          e.  120+ days                                  811                 1.45%          $   6,761,619.05           1.27%
          f.  Total                                   56,120               100.00%          $ 531,670,338.75         100.00%

      7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


          -------------------------------------------------------------------------------------------------------------------------
                                                        % OF                  % OF                 % OF                 % OF
                                                      AGGREGATE            AGGREGATE            AGGREGATE             AGGREGATE
                                                   REQUIRED PAYOFF      REQUIRED PAYOFF      REQUIRED PAYOFF       REQUIRED PAYOFF
                                                       AMOUNTS              AMOUNTS              AMOUNTS               AMOUNTS

                  COLLECTION
                   PERIODS                      31-60 DAYS PAST DUE  61-90 DAYS PAST DUE  91-120 DAYS PAST DUE  120+ DAYS PAST DUE
          -------------------------------------------------------------------------------------------------------------------------

                   07/31/99                           4.53%                2.14%                1.21%                 1.27%
                   06/30/99                           5.01%                2.02%                1.19%                 1.31%
                   05/31/99                           5.77%                2.37%                1.10%                 1.38%
                   04/30/99                           5.01%                2.11%                0.86%                 1.09%
                   03/31/99                           5.41%                2.06%                0.92%                 1.15%
                   02/28/99                           5.60%                2.08%                1.15%                 1.24%
                   01/31/99                           5.46%                2.19%                0.94%                 1.11%
                   12/31/98                           5.26%                1.86%                0.90%                 0.93%
                   11/30/98                           5.07%                1.66%                0.78%                 0.88%
                   10/31/98                           3.93%                1.32%                0.66%                 0.98%
                   09/30/98                           3.98%                1.18%                0.62%                 0.94%
                   08/31/98                           3.34%                1.23%                0.53%                 0.60%
                   07/31/98                           3.28%                1.12%                0.52%                 0.85%
                   06/30/98                           2.76%                1.14%                0.58%                 0.81%
                   05/31/98                           3.63%                1.12%                0.61%                 0.75%
                   04/30/98                           3.46%                1.03%                0.63%                 0.69%
                   03/31/98                           3.30%                1.26%                0.51%                 0.63%
                   02/28/98                           6.09%                1.42%                0.59%                 0.52%
                   01/31/98                           3.34%                0.96%                0.41%                 0.26%
                   12/31/97                           3.17%                0.86%                0.36%                 0.01%
                   11/30/97                           2.89%                0.49%                0.00%                 0.00%

      8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                                   ---------------------------------------------------------------------------------
                                                     COLLECTION           3 COLLECTION     6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                       PERIOD            PERIODS ENDING           ENDING            CUT-OFF DATE
                                                       JULY-99              JULY-99              JULY-99
                                                   ---------------------------------------------------------------------------------
          a.  Number of Liquidated Contracts             225                 1,086                1,881                 4,903
          b.  Number of Liquidated
              Contracts as a Percentage
              of Initial Contracts                     0.297%                1.436%               2.486%               6.481%
          c.  Required Payoff Amounts of
              Liquidated Contracts                  2,670,960.07          7,983,903.28        16,851,030.65          47,214,221.24
          d.  Liquidation Proceeds Allocated
              to Owner Trust                         265,670.66            529,189.69          2,207,888.94           6,242,095.96
          e.  Aggregate Current Realized
              Losses                                2,405,289.41          7,454,713.59        14,643,141.71          40,972,125.28
          f.  Aggregate Current Realized
              Losses as a Percentage of
              Cut-off Date Contract Pool
              Principal Balance                        0.210%                0.650%               1.277%               3.572%



                                 Page 4 of 10





 II.  INFORMATION REGARDING THE SECURITIES

      1.  SUMMARY OF BALANCE INFORMATION



              -------------------------------------------------------------------------------------------------
                                                                PRINCIPAL BALANCE AS OF     CLASS FACTOR AS OF
                           CLASS                   COUPON           AUGUST 16, 1999          AUGUST 16, 1999
                                                    RATE              PAYMENT DATE             PAYMENT DATE
              -------------------------------------------------------------------------------------------------
          a.  Class A-1 Notes                     5.790000%              $0.00                   0.00000
          b.  Class A-2 Notes                     6.030000%              $0.00                   0.00000
          c.  Class A-3 Notes                     6.120000%         $124,128,101.94              0.81129
          d.  Class A-4 Notes                     6.190000%         $261,210,000.00              1.00000
          e.  Class A-5 Notes                     5.305000%         $ 43,102,236.81              0.41050
          f.  Class B Notes                       6.450000%         $ 68,820,000.00              1.00000
          g.  Class C Notes (Quarterly Paying)    6.480000%         $ 34,410,000.00              1.00000
          h.  Total                                 N.A.            $531,670,338.75              0.46356


             ----------------------------------------------------------------------------------------
                                              PRINCIPAL BALANCE AS OF     CLASS FACTOR AS OF
                           CLASS                  JULY 15, 1999             JULY 15, 1999
                                                   PAYMENT DATE              PAYMENT DATE
             ----------------------------------------------------------------------------------------
          a.  Class A-1 Notes                          $0.00                    0.00000
          b.  Class A-2 Notes                          $0.00                    0.00000
          c.  Class A-3 Notes                     $148,582,216.99               0.97113
          d.  Class A-4 Notes                     $261,210,000.00               1.00000
          e.  Class A-5 Notes                     $ 45,837,567.29               0.43655
          f.  Class B Notes                       $ 68,820,000.00               1.00000
          g.  Class C Notes (Quarterly Paying)    $ 34,410,000.00               1.00000
          h.  Total                               $558,859,784.28               0.48726

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $531,670,338.75 and the CCA Balance is $55,154,740.90.



      2.  MONTHLY PRINCIPAL AMOUNT
          a.  Principal Balance of Notes
              (End of Prior Collection Period)                                                      $   558,859,784.28
          b.  Contract Pool Principal Balance (End of Collection Period)                            $   520,782,074.16
          c.  Monthly Principal Amount                                                              $    38,077,710.12

      3.  GROSS COLLECTIONS
          a.  Scheduled Payments Received                                                           $    25,865,873.00
          b.  Liquidation Proceeds Allocated to Owner Trust                                         $       265,670.66
          c.  Required Payoff Amounts of Prepaid Contracts                                          $     2,438,194.51
          d.  Required Payoff Amounts of Purchased Contracts                                        $             0.00
          e.  Proceeds of Clean-up Call                                                             $         --
          f.  Investment Earnings on Collection, Note Distribution and Class C Funding Accounts     $        87,959.13
          g.  Extension Fees Allocated to Owner Trust                                               $         1,459.51
          h.  Total Gross Collections (sum of (a) through (g))                                      $    28,659,156.81

      4.  DETERMINATION OF AVAILABLE FUNDS
          a.  Total Gross Collections                                                               $    28,659,156.81
          b.  Withdrawal from Cash Collateral Account                                               $     2,000,632.08
          c.  Total Available Funds                                                                 $    30,659,788.89

      5.  CLASS A-5 SWAP
          a.  Payment Details
              1- Class A-5 Assumed Fixed Rate                                                                6.250000%
              2- Class A-5 Assumed Fixed Rate Day Count (30/360)                                             0.0833333
              3- Class A-5 Interest Rate (Libor + .125%)                                                     5.305000%
              4- Class A-5 Interest Rate Day Count (Actual/360)                                              0.0888889
              5- Class A-5 Principal Amount                                                         $    45,837,567.29
          b.  Net Payment Calculation
              1- Class A-5 Assumed Fixed Payment                                                    $       238,737.33
              2- Class A-5  Interest Payment                                                        $       216,149.60
              3- Net Class A-5 Swap Payment From/(To) the Trust                                     $        22,587.73

      6.  APPLICATION OF AVAILABLE FUNDS


          ---------------------------------------------------------------------------------------------
                           ITEM                            AMOUNT          REMAINING AVAILABLE FUNDS
          ---------------------------------------------------------------------------------------------
          a.  Total Available Funds                                              30,659,788.89
          b.  Servicing Fee                                 570,706.97           30,089,081.92
          c.  Interest on Notes:
              i)    Class A-1 Notes                           --                 30,089,081.92
              ii)   Class A-2 Notes                           --                 30,089,081.92
              iii)  Class A-3 Notes                         757,769.31           29,331,312.61
              iv)   Class A-4 Notes                       1,347,408.25           27,983,904.36
              v)    Class A-5 Swap Net Settlement            22,587.73           27,961,316.63
              vi)   Class A-5 Notes                         216,149.60           27,745,167.03
              vii)  Class B Notes                           369,907.50           27,375,259.53
              vii)  Class C Funding Account                 185,814.00           27,189,445.53
          d.  Principal on Notes:
              i)    Class A-1 Notes                            --                27,189,445.53
              ii)   Class A-2 Notes                            --                27,189,445.53
              iii)  Class A-3 Notes                      24,454,115.05            2,735,330.48
              iv)   Class A-4 Notes                            --                 2,735,330.48
              v)    Class A-5 Notes                       2,735,330.48                --
              vi)   Class B Notes                                 0.00                    0.00
              vii)  Class C Funding Account                       0.00                    0.00
          e.  Deposit to Cash                                     0.00                    0.00
              Collateral Account
          f.  Amount to be applied in
              accordance with CCA
              Loan Agreement                                      0.00                    0.00
          g.  Balance, if any, to Equity Certificates             0.00                       0


      7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

              Collection Period                              May-99         June-99         July-99
              Beginning Balance                               0.00         185,814.00      371,628.00
              Principal Deposited                             0.00           0.00            0.00
              Interest Deposited                           185,814.00      185,814.00      185,814.00
              ------------------                           -----------    -----------      ----------
              Total Amount Available for Distribution      185,814.00      371,628.00      557,442.00
              Amount Distributed                             0.00            0.00          557,442.00
              ------------------                             -----           -----         ----------
              Ending Balance                               185,814.00      371,628.00         0.00


      8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING
          ACCOUNT


          ---------------------------------------------------------------------------------------------
                           ITEM                            AMOUNT          REMAINING AVAILABLE FUNDS
          ---------------------------------------------------------------------------------------------
          a.  Total Available Funds                                             557,442.00
          b.  Interest to Class C Note Holders             557,442.00              0.00
          c.  Principal to Class C Note Holders               0.00                 0.00

III.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1.  BALANCE RECONCILIATION


          ---------------------------------------------------------------------------------------------------
                                                                                        AUGUST 16, 1999
                           ITEM                                                           PAYMENT DATE
          ---------------------------------------------------------------------------------------------------
          a.  Available Cash Collateral Amount (Beginning)                            $      57,550,785.76
          b.  Deposits to Cash Collateral Account (II.5(f))                           $            --
          c.  Withdrawals from Cash Collateral Account                                $       2,000,632.08
          d.  Releases of Cash Collateral Account Surplus
              (Excess, if any of (a) plus (b) minus (c) over (f))                     $         395,412.79
          e.  Available Cash Collateral Amount (End)
              (Sum of (a) plus (b) minus (c) minus (d))                               $      55,154,740.90
          f.  Requisite Cash Collateral Amount                                        $      55,154,740.90
          g.  Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))     $            --

      2.  CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a.  For Payment Dates from, and including, the
              December  1997 Payment Date  to,
              and including, the December 1998 Payment Date
              1) Initial Cash Collateral Amount                                       $      83,153,171.00
          b.  For Payment Dates from, and including, the
              November 1998 Payment Date until
               the Final Payment Date, the sum of
              1) 8.5% of the Contract Pool Principal Balance                          $      44,266,476.30
              2) The Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance                                      $      10,888,264.59
              3) Total ((1) plus (2))                                                 $      55,154,740.90
          c.  Floor equal to the lesser of
              1) 2% of Cut-Off Date Contract Pool Principal
              Balance ($22,938,806); and                                              $      22,938,806.00
              2) the Aggregate Principal Balance of the Notes                         $     531,670,338.75
          d.  Requisite Cash Collateral Amount                                        $      55,154,740.90

                                                                                      $            --
                                                                                      $       2,000,632.08
      3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS                          $            --
          a.  Interest Shortfalls
          b.  Principal Deficiency Amount
          c.  Principal Payable at Stated Maturity Date of
              Class of Notes or Equity Certificates                                   $       2,000,632.08
          d.  Total Cash Collateral Account Withdrawals                                       2,176,135.74

 IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


      ------------------------------------------------------------------------------------------------------------------------------
                       DISTRIBUTION                      CLASS A-1          CLASS A-2             CLASS A-3             CLASS A-4
                         AMOUNTS                           NOTES              NOTES                 NOTES                 NOTES
      ------------------------------------------------------------------------------------------------------------------------------
      1. Interest Due                                     $   --              $   --          $     757,769.31     $   1,347,408.25
      2. Interest Paid                                    $   --              $   --          $     757,769.31     $   1,347,408.25
      3. Interest Shortfall
      ((1) minus (2))                                     $   --              $   --          $       --           $       --
      4. Principal Due                                    $   --              $   --          $  24,454,115.05     $       --
      5. Principal Paid                                   $   --              $   --          $  24,454,115.05     $       --
      6. Total Distribution Amount
      ((2) plus (4))                                      $   --              $   0.01        $  25,211,884.35     $   1,347,408.25


      ------------------------------------------------------------------------------------------------------------------------------
                        DISTRIBUTION                     CLASS A-5             CLASS B            CLASS C
                          AMOUNTS                          NOTES                NOTES              NOTES               TOTALS
      ------------------------------------------------------------------------------------------------------------------------------
      1. Interest Due                                 $    216,149.60       $  369,907.50      $  557,442.00       $ 3,248,676.65
      2. Interest Paid                                $    216,149.60       $  369,907.50      $  557,442.00       $ 3,248,676.65
      3. Interest Shortfall
      ((1) minus (2))                                 $       --            $      --          $      --           $      --
      4. Principal Due                                $  2,735,330.48       $      --          $      --           $27,189,445.53
      5. Principal Paid                               $  2,735,330.48       $      --          $      --           $27,189,445.53
      6. Total Distribution Amount
      ((2) plus (4))                                  $  2,951,480.08       $  369,907.50      $  557,442.00       $30,438,122.18


  V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS


          -------------------------------------------------------------------------------------
                                                       AS OF END OF           AS OF END OF
                           ITEM                           JULY-99               JUNE-99
                                                     COLLECTION PERIOD     COLLECTION PERIOD
          -------------------------------------------------------------------------------------
      1.  ORIGINAL CONTRACT CHARACTERISTICS
          a.  Original Number of Contracts               75,651                  N.A.
          b.  Cut-Off Date Contract Pool
              Principal Balance                      $1,146,940,285              N.A.
          c.  Original Weighted Average
               Remaining Term (in months)                 46.6                   N.A.
          d.  Weighted Average Original Term
              (in months)                                 53.7                   N.A.

      2.  CURRENT CONTRACT CHARACTERISTICS
          a.  Number of Contracts                        56,120                 57,222
          b.  Average Contract Principal Balance         $9,280                 $9,575
          c.  Weighted Average Remaining Term             31.0                   31.7

 VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE


      ---------------------------------------------------
       PAYMENT DATE                        SINCE ISSUE
          PERIOD                               CPR
      ---------------------------------------------------
           1            December-97          -0.436%
           2             January-98           5.709%
           3            February-98           6.693%
           4              March-98            6.904%
           5              April-98            7.280%
           6               May-98             7.462%
           7              June-98             6.903%
           8              July-98             7.298%
           9             August-98            7.115%
          10            September-98          7.118%
          11             October-98           6.694%
          12            November-98           6.643%
          13            December-98           7.065%
          14             January-99           7.152%
          15            February-99           7.261%
          16              March-99            7.336%
          17              April-99            7.666%
          18               May-99             7.937%
          19               June-99            7.515%
          20               July-99            7.873%
          21              August-99           7.940%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

           The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the
          "Transfer and Servicing Agreement"), among Capita Equipment
             Receivables Trust 1997-1, Antigua Funding Corporation,
           Bankers Trust Company, as trustee under the Indenture, and
          AT&T Capital Corporation, in its individual capacity and as
          Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
          following report with respect to the Payment Date occurring on August 16, 1999

                     This Certificate shall constitute the
            Servicer's Certificate as required by Section 3.9 of the
           Transfer and Servicing Agreement with respect to the above
           Payment Date. Any term capitalized but not defined herein
          shall have the meaning ascribed thereto in the Transfer and
                              Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Thomas G. Adams
                            ---------------
                            Thomas G. Adams
                            Senior Vice President, Financial Reporting